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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements
No. 33-81208 on Form S-8 and No. 33-86652 on Form S-3 of our report dated February 14, 1997, appearing in this Annual Report on Form 10-K of the Harvey Entertainment Company for the year ended December 31, 1996.



/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
March 19, 1997